UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2012

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

305 College Road East

Princeton, New Jersey 08540

(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 452-9813

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Exchange of Convertible Notes to Hanover and Private Placements of Convertible Notes to Hanover

On September 19, 2012, in a private placement pursuant to a note purchase agreement, we issued Hanover Holdings I, LLC, a New York limited liability company, which we refer to as Hanover, a convertible promissory note in the aggregate principal amount of $132,500, for a purchase price of $132,500, which we refer to as the Initial Hanover PIPE Note. On October 19, 2012, in a private placement pursuant to a note purchase agreement, we issued Hanover a convertible promissory note in the aggregate principal amount of $132,500, for a purchase price of $132,500, which we refer to as the Second Hanover PIPE Note, which, together with the Initial Hanover PIPE Note we refer to as the Hanover PIPE Notes.

On December 5, 2012, we entered into an exchange agreement with Hanover, which we refer to as the Exchange Agreement, pursuant to which Hanover exchanged the Initial Hanover PIPE Note for a convertible promissory note, which we refer to as the Exchanged Initial Hanover PIPE Note, and exchanged the Second Hanover PIPE Note for a convertible promissory note, which we refer to as the Exchanged Second Hanover PIPE Note. The Exchanged Initial Hanover PIPE Note and the Exchanged Second Hanover PIPE Note bear interest at a rate of 12% per annum, which interest accrues, but does not become payable until maturity or acceleration of the principal of such Exchanged Initial Hanover PIPE Note and such Exchanged Second Hanover PIPE Note, which we refer to as the Exchanged Hanover PIPE Notes. The Exchanged Hanover PIPE Notes are convertible into shares of our common stock at a conversion price of $0.03 per share. The Exchanged Initial Hanover PIPE Note matures on  May 19, 2013, and the Exchanged Second Hanover PIPE Note matures on  June 19, 2013.

The foregoing descriptions of the form of the Exchanged Hanover PIPE Notes and the form of the Exchange Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by this reference.

On December 6, 2012, in a private placement pursuant to a note purchase agreement, which we refer to as the Hanover December 2012 Note Purchase Agreement, we issued Hanover a convertible promissory note in the aggregate principal amount of $100,000, for a purchase price of $100,000, which we refer to as the Hanover December 2012 Note. The Hanover December 2012 Note bears interest at a rate of 12% per annum, which interest accrues, but does not become payable until maturity or acceleration of the principal of such Hanover December 2012 Note. The Hanover December 2012 Note matures on July 6, 2013. The Hanover December 2012 Note is convertible into shares of our common stock at a conversion price of $0.03 per share.

The foregoing descriptions of the form of the Hanover December 2012 Note and the form of the Hanover December 2012 Note Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 99.3 and 99.4, respectively, and incorporated herein by this reference.

Magna Exchange Notes

In October 2012, pursuant to the terms of various Assignment Agreements, which we refer to as the Assignment Agreements, Magna Group, LLC, an affiliate of Hanover, which we refer to as Magna, acquired $400,075.88 in aggregate principal amount of our outstanding convertible notes from certain third parties and entered into agreements to acquire an additional $340,522.90 in aggregate principal amount of our outstanding convertible notes from other third parties. Pursuant to the terms of such Assignment Agreements, we delivered two convertible notes, one in an aggregate principal amount of $617,722.92 and the second in an aggregate principal amount of $122,875.82, to Magna in an aggregate principal amount of $740,598.74, in anticipation of the closing of all of the transactions contemplated by such Assignment Agreements. On October 25, 2012, the convertible note in the aggregate principal amount of $617,722.92 previously delivered to Magna was exchanged for a new convertible note in the aggregate principal amount of $400,075.77, convertible into share of Common Stock, which we refer to as the Magna Exchange Note, to reflect such portion of the convertible notes actually issued as of October 25, 2012 pursuant to the Assignment Agreements, and the remaining convertible note in the aggregate principal amount of $122,875.82 previously delivered to Magna was returned to us and cancelled. As of December 5, 2012, the Magna Exchange Note has been converted in full and no longer remains outstanding.

On November 14, 2012, pursuant to the terms of the Assignment Agreements, we delivered a convertible note in the same form as the Magna Exchange Note to Magna in an aggregate principal amount of $58,823.53, convertible into shares of common stock, which we refer to as the Second Magna Exchange Note. As of December 5, 2012, the Second Magna Exchange Note has been converted in full and no longer remains outstanding.

On November 23, 2012, pursuant to the terms of the Assignment Agreements, we delivered a convertible note in the same form as the Magna Exchange Note to Magna in an aggregate principal amount of $111,111.11, convertible into shares of common stock, which we refer to as the Third Magna Exchange Note. As of December 5, 2012, the Third Magna Exchange Note has been converted in full and no longer remains outstanding.

On December 6, 2012, pursuant to the terms of the Assignment Agreements, we delivered a convertible note in the same form as the Magna Exchange Note to Magna in an aggregate principal amount of $170,588.22, convertible into shares of common stock, which we refer to as the Fourth Magna Exchange Note. The issuance of the Fourth Magna Exchange Note satisfied in full our remaining obligations to issue convertible notes to Magna pursuant to the Assignment Agreements. As of December 6, 2012, the Fourth Magna Exchange Note has been converted in full and no longer remains outstanding.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Form of Note Exchange Agreement, dated as of December 5, 2012, by and between Advaxis, Inc. and Hanover Holdings I, LLC.

99.2	Form of Convertible Note, dated December 5, 2012, issued by Advaxis, Inc. to Hanover Holdings I, LLC.

99.3	Form of Note Purchase Agreement, dated as of December 6, 2012, by and between Advaxis, Inc. and Hanover Holdings I, LLC.

99.4	Form of Convertible Note, dated December 6, 2012, issued by Advaxis, Inc. to Hanover Holdings I, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2012	Advaxis, Inc.

	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Chief Financial Officer and Secretary